SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 26, 2003
            ______________________________________________________
               Date of report (Date of earliest event reported)


                         STONE & WEBSTER, INCORPORATED
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)


            DELAWARE                  1-1228                13-5416910
  ___________________________    _________________      ___________________
 (State or Other Jurisdiction      (Commission            (IRS Employer
    of Incorporation)              File Number)        Identification No.)


         45 MILK STREET, BOSTON, MASSACHUSETTS            02109
         ________________________________________________________
       (Address of principal executive offices)       (zip code)


                                (617) 778-7369
            ______________________________________________________
             (Registrant's telephone number, including area code)


            ______________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

            As previously reported to the Securities and Exchange Commission, on June 2, 2000, Stone & Webster, Incorporated (the "Company"), and certain of its direct and indirect subsidiaries and affiliates (the "Subsidiaries", and together with the Company, the "Debtors"), each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

            On June 26, 2003, the Company filed with the Bankruptcy Court: (i) the Second Amended Joint Plan of Reorganization (the "Amended Plan"), supported and co-proposed by the Official Committee of Unsecured Creditors and Federal Insurance Company, which sets forth how claims against and interests in the Debtors will be treated and (ii) the related Disclosure Statement with respect to the Amended Plan (the "Amended Disclosure Statement") which describes the Debtors' history, significant events occurring in the Debtors' Chapter 11 cases and a summary and analysis of the Plan. The Debtors have requested that the Bankruptcy Court approve the Amended Disclosure Statement as containing adequate information as such term is defined in Section 1125 of the Bankruptcy Code and to permit the solicitation of votes from creditors on whether to accept the Plan. The Amended Disclosure Statement must be approved by the Bankruptcy Court before it can be sent to creditors for their consideration.

            A copy of the Amended Plan and the Amended Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. In addition, a copy of the Amended Plan and the Amended Disclosure Statement may be viewed at the Bankruptcy Court's web site at www.deb.uscourts.gov or the Company's web site at www.stonewebinc.com.

            This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The Amended Plan and the Amended Disclosure Statement filed as exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Debtors assume no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the operations of the Debtors that could render actual outcomes and results materially different from those predicted.

ITEM 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

         Number   Description
         ------   -----------

         99.1 Second Amended Joint Plan of Reorganization of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries

         99.2 Disclosure Statement with respect to the Second Amended Joint Plan of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STONE & WEBSTER, INCORPORATED

                                            By: /s/ Patrick J. Connolly
                                                -------------------------------
                                            Name:  Patrick J. Connolly
                                            Title: Secretary


Date: July 9, 2003

                               INDEX TO EXHIBITS

         Number   Description
         ------   -----------

         99.1 Second Amended Joint Plan of Reorganization of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries

         99.2 Disclosure Statement with respect to the Second Amended Joint Plan of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries